UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

PINE ISLAND ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39707	85-2640308
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2455 E. Sunrise Blvd. Suite 1205 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 526-4865

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	PIPP.U	The New York Stock Exchange
Shares of Class A common stock included as part of the units	PIPP	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	PIPP WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 2.03 hereof is incorporated by reference in this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 14, 2022, Pine Island Acquisition Corp. (the “Company”) issued an unsecured amended and restated promissory note (the “Note”) in the amount of up to $600,000 to Pine Island Sponsor LLC. Pine Island Sponsor LLC is the Company’s sponsor and is affiliated with Pine Island Capital Partners, which is a private equity firm of which John A. Thain, the Company’s Chairman of the Board, is a co-founder and is the Chairman of the Investment Committee, and Philip A. Cooper, the Chief Executive Officer and a director of the Company, is a co-founder and managing partner, and Charles G. Bridge, Jr., the Company’s Chief Financial Officer. The Company may request, from time to time, drawdowns under the Note to be used to fund the Company’s working capital requirements. As of April 15, 2022, the Company had $487,000 outstanding under the Note. The Note bears no interest and is repayable in full upon the earlier to occur of (i) November 19, 2022 and (ii) the date on which the Company consummates a business combination. The Company may prepay the principal balance under the Note at any time at its election and without penalty. The Note is subject to customary events of default, the occurrence of which, in certain instances, would automatically trigger the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Promissory Note, dated April 14, 2022, issued by Pine Island Acquisition Corp. to Pine Island Sponsor LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2022

PINE ISLAND ACQUISITION CORP.

By:	/s/ Charles G. Bridge, Jr.
Name:	Charles G. Bridge, Jr.
Title:	Chief Financial Officer